SEC File Nos.
                                                       811-1884
                                                       2-34371

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                   FORM N-1A
              REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       Post-Effective Amendment No. 44  (X)
                                      and
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                            Amendment No. 23   (X)

                                 ENDOWMENTS, INC.
               (Exact name of registrant as specified in charter)
P.O. Box 7650, One Market, Steuart Tower, San Francisco, California 94120
              (Address of principal executive offices) (Zip Code)
         Registrant's Telephone Number, Including Area Code:  (415) 421-9360

                                Patrick F. Quan
                                   Secretary
                                Endowments, Inc.
                   P.O. Box 7650, One Market, Steuart Tower
                       San Francisco, California 94120
                  (Name and address of agent for service)

                                    Copy to:
                            Robert E. Carlson, Esq.
                   Paul, Hastings, Janofsky & Walker LLP
                           555 South Flower Street
                        Los Angeles, California 90071

                   The Registrant has filed a declaration
                         pursuant to Rule 24f-2.  On
                   September 17, 1996, it filed its 24f-2
                          Notice for fiscal 1996.

                 Approximate date of proposed public offering:
                    [X] It is proposed that this filing will
                      become effective on October 1, 1997
                   pursuant to paragraph (a) of Rule 485.


                                ENDOWMENTS, INC.
                             Cross Reference Sheet

Item Number                                                   Captions in
  of Part "A"                                                   Prospectus
of Form N-1A                                                    (Part "A")

1.      Cover Page                                      Cover Page

2.      Synopsis                                        Expenses

3.      Condensed Financial Information                 Financial Highlights

4.      General Description of Registrant               Fund Organization
                                                        and Management; Investment
                                                        Policies and Risks;
                                                        Securities and Investment
                                                        Techniques

5.      Management of the Fund                          Fund Organization and
                                                        Management; Multiple
                                                        Portfolio Counselor
                                                        System

6.      Capital Stock and Other Securities              Investment Policies
                                                        and Risks; Fund
                                                        Organization and
                                                        Management; Dividends,
                                                        Distributions
                                                        and Taxes; Shareholder
                                                        Services

7.      Purchase of Securities Being Offered            Purchasing Shares; Fund
                                                        Organization
                                                        and Management;

8.      Redemption or Repurchase                        Selling Shares

9.      Legal Proceedings                               N/A

                                                        Captions in Statement
Item Number                                                   of Additional
  of Part "B"                                                   Information
of Form N-1A                                                     (Part "B")

10.     Cover Page                                      Cover

11.     Table of Contents                               Table of Contents

12.     General Information and History                 None

13.     Investment Objectives and Policies              Description of Certain
                                                        Securities;
                                                        Fundamental
                                                        Policies and
                                                        Investment
                                                        Restrictions

14.     Management of the Fund                          Fund Officers and
                                                        Directors

15.     Control Persons and Principal                   General Information
        Holders of Securities

16.     Investment Advisory and Other Services          Fund Officers and
                                                        Directors; Expenses (Part "A");
                                                        General Information;
                                                        Management

17.     Brokerage Allocation and Other Practices        Execution of Portfolio
                                                        Transactions; Fund
                                                        Organization and
                                                        Management (Part "A")

18.     Capital Stock and Other Securities              Part A


19.     Purchase, Redemption and Pricing                Purchase of Shares;
        of Securities Being Offered                     Purchasing Shares
                                                        (Part "A");
                                                        General Information

20.     Tax Status                                      Dividends,
                                                        Distributions and
                                                        Federal Taxes

21.     Underwriter                                     None

22.     Calculation of Performance Data                 Investment Results

23.     Financial Statements                            Financial Statements


Item in
Part "C"

24.     Financial Statements and Exhibits


25. Persons Controlled by or under Common Control with Registrant

26.     Number of Holders of Securities

27.     Indemnification

28.     Business and Other Connections of Investment Adviser

29.     Principal Underwriter

30.     Location of Accounts and Records

31.     Management Services

32.     Undertakings

        Signature Page

                              Endowments, Inc.(SM)
                               Bond Portfolio for
                              Endowments, Inc.(SM)
                                   PROSPECTUS
                                OCTOBER 1, 1997

Endowments, Inc.
Bond Portfolio for Endowments, Inc.
One Market
Steuart Tower, Suite 1800
P.O. Box 7650
San Francisco, CA 94120


TABLE OF CONTENTS

Expenses                                                   __    Investment Results                         __

Financial Highlights                                       __    Dividends, Distributions and Taxes         __

Investment Policies and Risks                              __    Fund Organization and Management           __

Securities and Investment Techniques                       __    Shareholder Services                       __

Multiple Portfolio Counselor System                        __      Purchasing Shares                        __

                                                                   Selling Shares                           __


Endowments The primary investment objective of the fund is long-term growth of principal with income and preservation of capital as secondary objectives. The fund strives to accomplish these objectives by investing primarily in common stocks or securities convertible into common stock. Major investment emphasis will be given to stocks of companies which appear to have favorable prospects for long-term growth of capital and income.

Bond Portfolio for Endowments   The investment objective of the fund is to seek
as high a level of current income as is consistent with the preservation of capital. The fund strives to accomplish this objective by investing primarily in quality-oriented bonds and debentures, as described further in this prospectus.
                              -------------------

Shares of the funds are available only to institutions exempt from federal taxation under Section 501(c)(3) of the Internal Revenue Code.

This prospectus presents information you should know before investing in the fund(s). You should keep it on file for future reference.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND(S). THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME. YOUR INVESTMENT IN THE FUND(S) IS NOT A DEPOSIT OR OBLIGATION OF, OR INSURED OR GUARANTEED BY, ANY ENTITY OR PERSON INCLUDING THE U.S. GOVERNMENT AND THE FEDERAL DEPOSIT INSURANCE CORPORATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSES

THE EFFECT OF THE EXPENSES DESCRIBED BELOW IS REFLECTED IN THE FUNDS' SHARE PRICES OR RETURNS.

Shareholders pay no shareholder transaction expenses when buying or selling shares of the fund(s). Fund operating expenses are paid out of each fund's assets and are factored into its share price.

Shareholder Transaction Expenses

The funds have no sales charges on purchases or reinvested dividends, deferred sales charges, redemption fees or exchange fees.

Fund Operating Expenses
(AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER FEE WAIVER)


                                            Endowments         Bond Portfolio

                                                               for Endowments

Management fees                             0.__%              0.__%

12b-1 expenses                              none               none

Other expenses                              0.__%              0.__%

Total fund operating expenses               0.__% /1/          0.__% /1/


/1/ CAPITAL RESEARCH AND MANAGEMENT COMPANY HAS BEEN VOLUNTARILY WAIVING FEES TO THE EXTENT NECESSARY TO ENSURE THAT EACH FUND'S EXPENSES DO NOT EXCEED 0.75% OF AVERAGE NET ASSETS PER ANNUM. WITHOUT SUCH A WAIVER, FEES FOR BOND PORTFOLIO FOR ENDOWMENTS, INC. (AS A PERCENTAGE OF AVERAGE NET ASSETS) WOULD HAVE BEEN 0.__%.
Examples

Assuming a hypothetical annual return of 5% and shareholder transaction and operating expenses as described above, for every $1,000 you invested, you would pay the following total expenses over the following periods:

                                            1 Year     3 Year      5 Year        10 Years

Endowments                                  $          $           $             $

Bond Portfolio for Endowments               $          $           $             $



THESE EXAMPLES ARE NOT MEANT TO REPRESENT YOUR ACTUAL INVESTMENT RESULTS OR EXPENSES, WHICH MAY VARY. YOUR EXPENSES WILL BE LESS IF YOU QUALIFY TO PURCHASE SHARES AT A REDUCED OR NO SALES CHARGE.


FINANCIAL HIGHLIGHTS

The following information for the seven years ended July 31, 1997 has been audited by Deloitte & Touche LLP, independent auditors, and for the three years ended July 31, 1990 by KPMG Peat Marwick, independent auditors. This table should be read together with the financial statements which are included in the statement of additional information and annual report.

Selected Per-Share Data*

       YEAR ENDED JULY 31

ENDOWMENTS                                              1997        1996        1995         1994         1993
Net Asset Value, Beginning of Year                                  $18.06      $17.18       $18.43       $18.26
Income from Investment Operations:                                  .58         .63          .65          .66
  Net investment income                                             1.73        2.21         (.16)        1.05
  Net realized and unrealized gain (loss) on                        2.31        2.84         .49          1.71
    investments                                                     (.61)       (.61)        (.66)        (.69)
      Total income from investment operations                       (1.15)      (1.35)       (1.08)       (.85)
Less Distributions:                                                 (1.76)      (1.96)       (1.74)       (1.54)
  Dividends from net investment income                              $18.61      $18.06       $17.18       $18.43
  Distributions from net realized gains                             13.22%      18.57%       2.77%        10.05%
      Total distributions                                           $59         $57          $53          $72
Net Asset Value, End of Year                                        .72%        .73%         .73          .64%
Total Return                                                        3.12%       3.70%        3.78%        3.72%
Ratios/Supplemental Data:                                           5.87 c      5.94 c       6.27 c       7.03 c
  Net assets, end of year (in millions)                             38.73%      24.04%       25.58%       29.70%
  Ratio of expenses to average net assets
  Ratio of net income to average net assets
  Average commissions paid per share/2/
  Portfolio turnover rate

ENDOWMENTS                                              1992        1991        1990         1989         1988
Net Asset Value, Beginning of Year                      $17.89      $16.91      $18.22       $16.71       $19.70
Income from Investment Operations:                      .78         .78         .89          .98          .82
  Net investment income                                 1.74        1.60        (.16)        2.52         (1.16)
  Net realized and unrealized gain (loss) on            2.52        2.38        .73          3.50         (.34)
    investments                                         (.73)       (.87)       (1.01)       (.89)        (.85)
      Total income from investment operations           (1.42)      (.53)       (1.03)       (1.10)       (1.80)
Less Distributions:                                     (2.15)      (1.40)      (2.04)       (1.99)       (2.65)
  Dividends from net investment income                  $18.26      $17.89      $16.91       $18.22       $16.71
  Distributions from net realized gains                 15.74%      15.03%      4.13%        23.22%       (2.31)%
      Total distributions                               $58         $46         $39          $43          $36
Net Asset Value, End of Year                            .70%        .69%        .68%         .69%         .63%
Total Return                                            4.37%       4.63%       5.08%        5.76%        4.86%
Ratios/Supplemental Data:                               7.14 c      _.__ c      _.__ c       _.__ c       _.__ c
  Net assets, end of year (in millions)                 20.35%      34.43%      20.75%       19.70%       33.48%
  Ratio of expenses to average net assets
  Ratio of net income to average net assets
  Average commissions paid per share/2/
  Portfolio turnover rate



       YEAR ENDED JULY 31

BOND PORTFOLIO FOR ENDOWMENTS                           1997      1996          1995         1994         1993
Net Asset Value, Beginning of Year                                $16.82        $16.86       $19.66       $19.44
Income from Investment Operations:                                1.22          1.26         1.32         1.49
  Net investment income                                           (.19)         .01          (1.51)       .64
  Net realized and unrealized gain (loss) on                      1.03          1.27         (.19)        2.13
    investments                                                   (1.22)        (1.24)       (1.35)       (1.48)
      Total income from investment operations                       --          (.07)        (1.26)       (.43)
Less Distributions:                                               (1.22)        (1.31)       (2.61)       (1.91)
  Dividends from net investment income                            $16.63        $16.82       $16.86       $19.66
  Distributions from net realized gains                           6.25%         7.97%        (1.44)%      11.74%
      Total distributions                                         $41           $44          $46          $67
Net Asset Value, End of Year                                      .75%/1/       .76%         .77%         .65%
Total Return                                                      7.17%         7.52%        6.99%        7.69%
Ratios/Supplemental Data:                                         54.43%        69.22%       82.12%       35.97%
  Net assets, end of year (in millions)
  Ratio of expenses to average net assets
  Ratio of net income to average net assets
  Portfolio turnover rate

BOND PORTFOLIO FOR ENDOWMENTS                           1992      1991          1990         1989         1988
Net Asset Value, Beginning of Year                      $17.76    $17.50        $17.83       $17.10       $17.62
Income from Investment Operations:                      1.47      1.49          1.61         1.60         1.51
  Net investment income                                 1.70      .28           (.46)        .61          (.09)
  Net realized and unrealized gain (loss) on            3.17      1.77          1.15         2.21         1.42
    investments                                         (1.49)    (1.51)        (1.48)       (1.48)       (1.40)
      Total income from investment operations             --        --            --           --         (.54)
Less Distributions:                                     (1.49)    (1.51)        (1.48)       (1.48)       (1.94)
  Dividends from net investment income                  $19.44    $17.76        $17.50       $17.83       $17.10
  Distributions from net realized gains                 18.69%    10.78%        6.86%        13.68%       8.62%
      Total distributions                               $65       $46           $39          $40          $33
Net Asset Value, End of Year                            .68%      .68%          .69%         .70%         .64%
Total Return                                            8.04%     8.76%         9.25%        9.28%        8.69%
Ratios/Supplemental Data:                               63.30%    54.86%        42.90%       64.21%       128.%
  Net assets, end of year (in millions)
  Ratio of expenses to average net assets
  Ratio of net income to average net assets
  Portfolio turnover rate


*All per share data reflect the 100-for-1 stock split for Endowments and 50-for-1 stock split for Bond Portfolio for Endowments effected on February 16, 1988.

/1/ Had CRMC not waived management services fees, the fund's expense ratio would have been __%.

/2/ Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold and are not separately reflected in the fund's statement of operations. Shares traded on a principal basis (without commission), such as fixed-income transactions, are excluded.

INVESTMENT POLICIES AND RISKS

ENDOWMENTS STRIVES FOR LONG-TERM GROWTH OF PRINCIPAL WITH INCOME AND CAPITAL PRESERVATION.

   The fund's primary investment objective is long-term growth of principal with income and preservation of capital as secondary objectives. The fund will normally invest in common stocks or securities convertible into common stock. Emphasis will be given to stocks of companies which have favorable prospects for long-term growth of both capital and income. The fund may also purchase preferred stocks and straight corporate debt securities (rated in the top three quality categories by Moody's Investors Service, Inc. or Standard & Poor's Corporation, or not rated but determined to be of equivalent quality by the fund's investment adviser, Capital Research and Management Company). In addition, cash and cash equivalents and U.S. government securities may also be held. The fund may invest up to 10% of its assets (measured at the time of purchase) in common stocks and other securities of issuers domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index (a broad measure of the U.S. stock market). The fund will normally diversify its investments among different industries although the degree of diversification will vary from time to time in accordance with the judgment of management.

BOND PORTFOLIO FOR ENDOWMENTS STRIVES FOR AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL.

   The investment objective of the fund is to seek as high a level of current income as is consistent with the preservation of capital. Any capital appreciation is incidental to the fund's objective of current income. The fund invests primarily in fixed-income securities, including bonds and debentures. These securities will be investment grade, which are rated in the top four quality categories by Standard & Poor's Corporation or Moody's Investors Service, Inc. or unrated but determined to be of equivalent quality by Capital Research and Management Company, the fund's investment adviser. The fund has no current intention of investing in securities rated BB or below by S&P and Ba or below by Moody's (commonly known as "junk" bonds) or in unrated securities of equivalent quality. The fund may also invest up to 10% (measured at the time of purchase) of its assets in obligations of corporations or government entities outside the U.S. and Canada. All Canadian and other non-U.S. securities purchased by the fund will be liquid, U.S. dollar-denominated and meet the quality standards set forth above.

The fixed-income securities in which the fund invests may have stock conversion or purchase rights; however, such securities will generally not exceed 20% of the fund's assets measured at the time of purchase. The fund will not acquire common stocks except through the exercise of conversion or stock purchase rights and will retain such common stocks only when it is consistent with the fund's objective of current income. In addition, the fund may hold cash or cash equivalents. (See the statement of additional information for more about these securities and for a description of bond ratings.)

                                            -------------------

As the funds' shareholders are non-profit institutions, investments will be made consonant with the standards generally considered prudent by fiduciaries and trustees of such institutions. Because of the shareholders' tax-exempt status, the funds will not be affected by the usual tax considerations in making investment decisions.

   The funds' fundamental investment restrictions (described in the statement of additional information) and objectives may not be changed without shareholder approval. All other material investment practices may be changed by the funds' board of directors.

Achievement of the funds' investment objectives cannot, of course, be assured due to the risk of capital loss from fluctuating prices inherent in any investment in securities.

SECURITIES AND INVESTMENT TECHNIQUES

EQUITY SECURITIES

Endowments will ordinarily invest in equity securities, which represent an ownership position in a company. These securities may include common stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall market for these securities.

DEBT SECURITIES

Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values.

The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general their prices decline when interest rates rise and vice versa.

   Endowments may invest in debt securities rated A or better by Moody's Investors Service, Inc. or Standard & Poor's Corporation. Bond Portfolio for Endowments may invest in debt securities rated Baa or BBB or better by Moody's Investors Service, Inc. or Standard & Poor's Corporation or in unrated securities that are determined to be of equivalent quality by Capital Research and Management Company. These securities are considered to have speculative characteristics.

   OTHER SECURITIES

The funds may also invest in securities that have both equity and debt characteristics such as non-convertible preferred stocks and convertible securities. Non-convertible preferred stocks are similar to debt in that they have a stated dividend rate akin to the coupon of a bond or note even though they are often classified as equity securities. The prices and yields of non-convertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.

   Bonds, preferred stocks, and other securities may sometimes be converted into shares of common stock or other securities at a stated exchange ratio. These securities prior to conversion pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.

U.S. GOVERNMENT SECURITIES

Securities guaranteed by the U.S. Government include (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury.

Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. Bond Portfolio for Endowments may invest in notes and bonds issued by the U.S. Treasury and federal agencies whose interest payments vary with the rate of inflation.

U.S. PRIVATE PLACEMENTS

   Private placements may be either purchased from another institutional investor that originally acquired the securities in a private placement or directly from the issuers of the securities. Generally, securities acquired in such private placements are subject to contractual restrictions on resale and may not be resold except pursuant to a registration statement under the Securities Act of 1933 or in reliance upon an exemption from the registration requirements under the Act (for example, private placements sold pursuant to Rule 144A). Accordingly, all such private placements will be considered illiquid unless they have been specifically determined to be liquid taking into account factors such as the frequency and volume of trading and the commitment of dealers to make markets under procedures adopted by the funds' board of directors. Additionally, investing in private placement securities could have the effect of increasing the level of illiquidity of the funds' portfolio to the extent that "qualified" institutional investors become, for a period of time, uninterested in purchasing these securities. Endowments and Bond Portfolio for Endowments will not invest more than 10% and 15% of their total assets in illiquid securities, respectively.

INVESTING IN VARIOUS COUNTRIES

Investing outside the U.S. involves special risks caused by, among other things, fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.

   Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S. The fund may bear certain expenses in connection with its currency transactions as it can purchase and sell currencies to facilitate transactions in securities denominated in currencies other than the U.S. dollar. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

                           --------------------------

APPLIES TO BOND PORTFOLIO FOR ENDOWMENTS:

PASS-THROUGH SECURITIES

The fund may invest in various debt obligations backed by a pool of mortgages or other assets including loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables, and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors. Prepayments by borrowers on underlying obligations can alter the effective maturity of these instruments. For example, mortgage-backed securities permit borrowers to prepay their underlying mortgages. Pass-through securities may have either fixed or adjustable coupons. These securities include those discussed below.

"Mortgage-backed securities" are issued both by U.S. government agencies, including the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC), and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. government (in the case of GNMA securities) or the issuer (in the case of FNMA and FHLMC securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by GNMA, FNMA, and FHLMC. These securities and the underlying mortgages are not guaranteed by government agencies. In addition, these securities generally are structured with one or more types of credit enhancement.

"Collateralized mortgage obligations" (CMOs) are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed-through to each bond at varying schedules resulting in bonds with different coupons, effective maturities, and sensitivities to interest rates. In fact, some CMOs may be structured in a way that when interest rates change the impact of changing prepayment rates on these securities' effective maturities is magnified.

   "Commercial mortgage-backed securities" are backed by mortgages of commercial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment risk than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

   "Asset-backed securities" are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and at times the financial condition of the issuer.

REPURCHASE AGREEMENTS

The fund may enter into repurchase agreements, under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price including accrued interest as monitored daily by Capital Research and Management Company, The fund only enters into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by Capital Research and Management Company. If the seller under the repurchase agreements defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by the fund may be delayed or limited.

FORWARD COMMITMENTS

The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the securities beginning on the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss. In addition, the fund may also enter into reverse repurchase agreements, which are the sale of a security by the fund and its agreement to repurchase the security at a specified time and price at a later date. The fund also may enter into "roll" transactions which are the sale of GNMA certificates or other securities together with a commitment to purchase similar, but not identical securities at a specified time and price at a later date. The fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations as of the time of the agreement.

MULTIPLE PORTFOLIO COUNSELOR SYSTEM

The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system a fund's portfolio is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for Endowments and Bond Portfolio for Endowments are listed below.


ENDOWMENTS

                                                                                    Years of Experience as
                                                                                    Investment Professional
                                                                                    (approximate)

Portfolio Counselors for       Primary           Years of Experience as             With Capital       Total Years
Endowments                     Title(s)          Portfolio Counselor (and           Research and
                                                 Research Professional, if          Management
                                                 applicable) for Endowments         Company or its
                                                 (approximate)                      Affiliates

ROBERT G. O'DONNELL            Senior Vice       7 years (in addition to 19         22 years           25 years
                               President of      years as a research
                               the fund.         professional prior to
                               Senior Vice       becoming a portfolio
                               President and     counselor for the fund).
                               Director,
                               Capital
                               Research and
                               Management
                               Company

CLAUDIA P. HUNTINGTON          Vice              1 year (in addition to __          19 years           21 years
                               President of      years as a research
                               the fund.         professional prior to
                               Vice              becoming a portfolio
                               President,        counselor for the fund).
                               Capital
                               Research and
                               Management
                               Company


BOND PORTFOLIO FOR ENDOWMENTS

                                                                                    Years of Experience as
                                                                                    Investment Professional
                                                                                    (approximate)

Portfolio Counselors for       Primary           Years of Experience as             With Capital       Total Years
Bond Portfolio for             Title(s)          Portfolio Counselor for Bond       Research and
Endowments                                       Portfolio for Endowments           Management
                                                 (approximate)                      Company or its
                                                                                    Affiliates

ABNER D. GOLDSTINE             Senior Vice       21 years                           30 years           44 years
                               President of
                               the fund.
                               Senior Vice
                               President and
                               Director,
                               Capital
                               Research and
                               Management
                               Company

JOHN H. SMET                   Vice              8 year                             13 years           14 years
                               President of
                               the fund.
                               Vice
                               President,
                               Capital
                               Research and
                               Management
                               Company


CAPITAL RESEARCH AND MANAGEMENT COMPANY HAS BEEN THE FUNDS' INVESTMENT ADVISER SINCE JULY 26, 1975.


INVESTMENT RESULTS

THE FUNDS MAY FROM TIME TO TIME COMPARE INVESTMENT RESULTS TO VARIOUS INDICES OR OTHER MUTUAL FUNDS. FUND RESULTS MAY BE CALCULATED ON A TOTAL RETURN, YIELD AND/OR DISTRIBUTION RATE BASIS.

- TOTAL RETURN is the change in value of an investment in either fund over a given period, assuming reinvestment of any dividends and capital gain distributions.

- YIELD is computed by dividing the net investment income per share earned by either fund over a given period of time by the maximum offering price per share on the last day of the period, according to a formula mandated by the Securities and Exchange Commission. A yield calculated using this formula may be different than the income actually paid to shareholders.

- DISTRIBUTION RATE reflects dividends that were paid by either fund. The distribution rate is calculated by dividing the dividends paid over the last 12 months by the sum of the month-end price and the capital gain distributions paid over the last 12 months.


        Endowments

Investment Results
(for periods ended July 31, 1997)

AVERAGE ANNUAL                 THE FUND AT NET                      S&P 500 /2/
TOTAL RETURNS:                  ASSET VALUE /1/

One year

Five years

Ten years

Lifetime /3/


Yield /1/  ____%
Distribution Rate:  ____%



Bond Portfolio for Endowments
Investment Results
(for periods ended July 31, 1997)

AVERAGE ANNUAL        THE FUND AT         LIPPER                  LEHMAN AGGREGATE BOND
TOTAL RETURNS:        NET ASSET           AVERAGE OF              INDEX /5/
                      VALUE /1/           CORPORATE DEBT A-
                                          RATED FUNDS /4/

One year

Five years

Ten years

Lifetime /3/                                                      _____% /6/


Yield /1/  ____%
Distribution Rate:  ____%

/1/ THESE FUND RESULTS WERE CALCULATED ACCORDING TO A STANDARD THAT IS REQUIRED FOR ALL STOCK AND BOND FUNDS.

/2/ THE STANDARD & POOR'S 500 COMPOSITE INDEX REPRESENTS STOCKS. THIS INDEX IS UNMANAGED AND DOES NOT REFLECT SALES CHARGES, COMMISSION OR EXPENSES.

/3/ FOR THE PERIOD BEGINNING JULY 26, 1975 (WHEN CAPITAL RESEARCH AND MANAGEMENT COMPANY BECAME THE FUNDS' INVESTMENT ADVISER).

/4/ THE LIPPER AVERAGE OF CORPORATE A-RATED DEBT FUNDS IS AN AVERAGE OF THE CUMULATIVE TOTAL REINVESTMENT PERFORMANCE OF FUNDS THAT INVEST AT LEAST 65% OF ASSETS IN CORPORATE DEBT ISSUES RATED "A" OR BETTER OR GOVERNMENT ISSUES.

/5/ LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS INVESTMENT GRADE DEBT. THIS INDEX IS UNMANAGED AND DOES NOT REFLECT SALES CHARGES, COMMISSIONS OR EXPENSES.

/6/ LEHMAN BROTHERS AGGREGATE BOND INDEX DID NOT EXIST UNTIL DECEMBER 31, 1975. FOR THE PERIOD BETWEEN JULY 31, 1975 AND DECEMBER 31, 1975, LEHMAN BROTHERS CORPORATE BOND INDEX RESULTS WERE USED. THE LEHMAN BROTHERS INDEXES ARE BASED ON JULY 31, 1975 INDEX VALUE.


                              [GRAPH APPEARS HERE]



Past results are not an indication of future results.


DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The funds usually pay dividends, which may fluctuate, in March, June, September and December. Capital gains, if any, are usually distributed in December.
When a dividend or capital gain is distributed, the net value per share is reduced by the amount of the payment.

Federal Taxes

The funds are tax-exempt organizations under Section 501(c)(2) of the Internal Revenue Code. In addition, each fund intends to operate as a "regulated investment company" under the Internal Revenue Code. If the funds elect to be treated as regulated investment companies, and so qualify and distribute to shareholders all of their net investment income and net capital gains, the funds themselves are relieved of federal income tax.

Since all of the shareholders of the funds are exempt from taxation under
Section 501(c)(3) of the Internal Revenue Code, it is not anticipated that there will be any tax consequences to the shareholders from distribution of either net investment income or capital gains realized on the sale of securities except where a shareholder is defined as a "private foundation" under Section 509(a) and therefore may be subject to the taxes assessed under Chapter 42 of the Internal Revenue Code.

This is a brief summary of some of the tax laws that affect your investment in the funds. Please see the statement of additional information and your tax adviser for further information.

FUND ORGANIZATION AND MANAGEMENT

Fund Organization and Voting Rights

The funds, which are open-end, diversified management investment companies, were organized as Delaware corporations (Endowments, Inc. in 1969 and Bond Portfolio for Endowments, Inc. in 1970). All fund operations are supervised by the funds' board of directors who meet periodically and perform duties required by applicable state and federal laws. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares of either fund, that fund will hold a meeting at which any member of the board could be removed by a majority vote. Since the funds use a combined prospectus, each fund may be liable for misstatements, inaccuracies, or incomplete disclosure concerning the other fund contained in this prospectus.

As of August 31, 1997, the following shareholders owned 5% or more of the funds' outstanding stock:

Endowments--California Institute of the Arts, _______ shares (____%).

Bond Portfolio for Endowments--California Institute of the Arts, _______ shares (_____%); and Hudson Institute, _______ shares (____%);


The Investment Adviser

Capital Research and Management Company, a large and experienced investment management organization founded in 1931, has been the funds' investment adviser since July 25, 1975 and is the investment adviser to other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the funds. The management fee paid by the funds to Capital Research and Management Company may not exceed 0.50% of each fund's average net assets annually and declines at certain asset levels. The total management fees paid by the funds, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Expenses."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the funds' "code of ethics."

Portfolio Transactions

Orders for the funds' portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the dealer, generally referred to as a concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

   Subject to the above policy, when two or more brokers (either directly or through their correspondent clearing agents) are in a position to offer comparable prices and executions, preference may be given to brokers who have sold shares of the funds or have provided investment research, statistical, and other related services for the benefit of the funds and/or other funds served by Capital Research and Management Company.

Transfer Agent

American Funds Service Company serves as the transfer agent for the funds and performs shareholder service functions. An agent of American Funds Service Company who performs transfer agent services for the funds is located at One Market, Steuart Tower, Suite 1800, San Francisco, CA 94105.
Shareholder Services

The funds offer you a valuable array of services you can use to alter your investment program as your needs and circumstances change. These services, which are summarized below, are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice.

PURCHASING SHARES

Shares of the funds may be purchased directly from the funds only by institutional investors exempt from federal income taxation under Section 501(c)(3) of the Internal Revenue Code. The minimum initial purchase is $50,000 for either fund; there is no minimum on subsequent investments. The minimum initial investment may be reduced by the boards for investments which meet certain standards. Any shareholder which loses its tax-exempt status must immediately transfer its shares to another tax-exempt institution or, at the shareholder's option, sell its shares at net asset value.

The purchase of shares may be paid in cash or in a like value of acceptable securities, said securities to be valued in accordance with the valuation procedures described in the statement of additional information under "Purchase of Shares--Price of Shares." Acceptable securities shall be those securities deemed acceptable by Capital Research and Management Company; that is, those securities which management deems to be consistent with the investment objectives and policies of the funds.

Various services are available as described below:

- AUTOMATIC REINVESTMENT   Dividends and capital gain distributions are
reinvested in additional shares at no sales charge unless you indicate otherwise. You also may elect to have dividends and/or capital gain distributions paid in cash.

- EXCHANGE FEATURE   As a shareholder of Endowments or Bond Portfolio for
Endowments, you may exchange all or part of your shares at net asset value for shares of the other, and for shares of The Cash Management Trust of America or The U.S. Treasury Money Fund of America, whose shares may be similarly exchanged for shares of Endowments and/or Bond Portfolio for Endowments. The Cash Management Trust of America and The U.S. Treasury Money Fund of America are money market funds whose shares are sold at net asset value. This feature is available only if the fund for which you are exchanging is qualified in the state where you reside.
As the funds' shareholders are tax-exempt institutions, it is not expected that such an exchange will result in tax consequences to the shareholder.

- AUTOMATIC WITHDRAWALS   Shareholders may authorize automatic withdrawals from
their accounts. All shares owned or purchased by a shareholder will be credited to the shareholder's withdrawal account, and a sufficient number of shares will be sold from the account to meet the requested withdrawal payments. All income dividends and other distributions, if any, must be reinvested in fund shares at net asset value and credited to the withdrawal account. Liquidation of shares in excess of investment income will reduce and may deplete a shareholder's invested capital. Withdrawal payments, therefore, should not be considered as a yield or income on the investment. These services are available only in states where the funds may be legally offered and may be terminated or modified at any time upon 60 days' written notice.

- ACCOUNT STATEMENTS   A shareholder account is opened in accordance with your
registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from American Funds Service Company.
Share Price

Each funds' share price, also called net asset value, is determined as of the close of trading (normally 4:00 p.m., Eastern time) every day the New York Stock Exchange is open. Each fund calculates its net asset value per share, generally using market prices, by dividing the total value of its assets after subtracting liabilities by the number of its shares outstanding. Shares are purchased at the net asset value next determined after your investment is received and accepted.

Share Certificates

Shares are credited to your account and certificates are not issued unless you request them by writing.

All stock certificates issued by the funds shall bear the legend that the shares may not be owned, held, sold, transferred, assigned, pledged, hypothecated, or otherwise transferred except by or to an organization which has established its tax-exempt status under Section 501(c)(3) of the Internal Revenue Code. Shares of the funds are redeemable through the funds at net asset value. (See "Selling Shares.")

SELLING SHARES

Shareholders may sell (redeem) their shares, by tendering a request in proper form, at the offices of the funds, P.O. Box 7650, One Market, Steuart Tower (Suite 1800), San Francisco, CA 94120. Proper tender of shares requires a written request for redemption and, if the shareholder has received certificates for its shares, the deposit of the stock certificates. Requests to sell must be signed and the authorized signature(s) of the shareholder guaranteed by an "eligible guarantor" which includes a bank or savings and loan association that is federally insured or a member firm of the National Association of Securities Dealers, Inc. Notarization by a Notary Public is not an acceptable signature guarantee.

The funds do not have dealer agreements and do not accept redemption orders from broker-dealers. The price you receive for the shares you sell is the net asset value next determined after your order and all required documents are received. (See "Purchasing Shares--Share Price.") Because the funds' net asset values fluctuate, reflecting the market value of the funds' portfolios, the amount a shareholder receives for shares sold may be more or less than the amount paid for them.

                             OTHER FUND INFORMATION


ANNUAL/SEMI-ANNUAL                                           STATEMENT OF ADDITIONAL
REPORT TO SHAREHOLDERS                                       INFORMATION (SAI)
Includes financial statements, detailed performance
information, portfolio holdings, a statement from            Contains more detailed information on all
portfolio management and the independent auditor's           aspects of the funds, including the
report.                                                      funds' financial statements.
                                                             A current SAI has been filed with the
CODE OF ETHICS                                               Securities and Exchange Commission ("SEC").
Includes a description of the funds' personal                It is incorporated by reference into this
investing policy.                                            prospectus and is available along with other
                                                             related materials on the SEC's Internet Web
                                                             site at http://www.sec.gov.
                                                             To request a free copy of any of the documents above:



Write to the Secretary
of the funds
P.O. Box 7650
San Francisco, CA 94120

This prospectus has been printed on recycled paper.



                                ENDOWMENTS, INC.
                                      AND
                       BOND PORTFOLIO FOR ENDOWMENTS, INC.

                                     Part B
                      Statement of Additional Information
                                October 1, 1997

This document is not a prospectus but should be read in conjunction with the current Prospectus of Endowments and Bond Portfolio for Endowments dated October 1, 1997. The Prospectus may be obtained by writing to the funds at the following address:

                                 Endowments, Inc.
                       Bond Portfolio for Endowments, Inc.
                               Attention:  Secretary
                                   One Market
                           Steuart Tower, Suite 1800
                                  P.O. Box 7650
                            San Francisco, CA  94120
                           Telephone:  (415) 421-9360

                               Table of Contents
     Item                                                      Page No.
DESCRIPTION OF CERTAIN SECURITIES                               1
FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS                6
FUND OFFICERS AND DIRECTORS                                     10
MANAGEMENT                                                      12
DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES                      14
PURCHASE OF SHARES                                              14
EXECUTION OF PORTFOLIO TRANSACTIONS                             16
REDEMPTION OF SHARES                                            16
GENERAL INFORMATION                                             17
INVESTMENT RESULTS                                              18
 FINANCIAL STATEMENTS                                           ATTACHED

                       DESCRIPTION OF CERTAIN SECURITIES

   BOND RATINGS - Endowments may invest in debt securities which are rated in the top three quality categories by any national rating service (or determined to be equivalent by Capital Research and Management Company) including bonds rated at least A by Standard & Poor's Corporation or Moody's Investors Service, Inc. Bond Portfolio for Endowments invests in bonds and debentures (including straight debt securities), which are rated in the top four quality categories by any national rating service (or determined to be equivalent by Capital Research and Management Company) including bonds rated at least BBB by Standard & Poor's Corporation or Baa by Moody's Investors Service, Inc. The top four rating categories for Standard & Poor's and Moody's are described below:

 Standard & Poor's Corporation:

 "Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong."

 "Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree."

 "Debt rated 'A' has a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than debt in higher categories."

"Debt rated $BBB' has an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

 Standard & Poor's applies indicators "+", no character and "-" to its rating categories. The indicators show relative standing within the major rating categories.

 Moody's Investors Service, Inc.:

 "Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

 "Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."

 "Bonds rated A are judged to be of upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"Bonds rated Baa are judged to be medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

 Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of that generic rating category.


BOND PORTFOLIO FOR ENDOWMENTS

   The fund has no current intention of investing in securities rated BB or below by S&P and Ba or below by Moody's (commonly known as "junk" bonds) or equivalent securities that are not rated. The fund is not normally required to dispose of a security in the event that its rating is reduced below BBB or Baa (or it is not rated and its quality becomes equivalent to such a security).
The fund, however, has no current intention of holding more than 5% of its net assets in junk bonds. Junk bonds are subject to greater fluctuations in value than are higher rated securities because the values of these securities tend to reflect short-term corporate and market developments and investor perceptions of the issuer's credit quality to a greater extent.

   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - Certificates issued by the Government National Mortgage Association (GNMA) are mortgage-backed securities representing part ownership of a pool of mortgage loans, which are issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, and are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A pool of these mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. The timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government.

   Principal is paid back monthly by the borrower over the term of the loan. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current market rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates. GNMA certificates typically appreciate or decline in market value during periods of declining or rising interest rates, respectively. Due to the regular repayment of principal and the prepayment feature, the effective maturities of mortgage pass-through securities are shorter than stated maturities, will vary based on market conditions and cannot be predicted in advance. The effective maturities of newly-issued GNMA certificates backed by relatively new loans at or near the prevailing interest rates are generally assumed to range between approximately 9 and 12 years.

   FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS - The Federal National Mortgage Association (FNMA), a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government.

   The Federal Home Loan Mortgage Corporation (FHLMC), a corporate instrumentality of the U.S. government, issues participation certificates which represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. government.

   As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities at a future date. When a fund purchases such securities it assumes the risk of any decline in value of the security beginning on the date of the agreement. When a fund sells such securities it does not participate in further gains or losses with respect to such securities beginning on the date
of the agreement.   If the other party to such a transaction fails to deliver
or pay for the securities, the fund could miss a favorable price or yield opportunity or could experience a loss.

As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly may increase. The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it will have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

The fund also may enter into "roll" transactions, which consist of the sale of GNMA certificates or other securities together with a commitment to purchase similar, but not identical, securities at a future date. The fund intends to treat roll transactions as two separate transactions: one involving the purchase of a security and a separate transaction involving the sale of a security. Since the fund does not intend to enter into roll transactions for financing purposes, it may treat these transactions as not falling within the definition of "borrowing" set forth in Section 2(a)(23) of the Investment Company Act of 1940.

REVERSE REPURCHASE AGREEMENTS - This type of agreement involves the sale of a security by the fund and its commitment to repurchase the security at a specified time and price. The fund will identify liquid assets which will be marked to market daily in an amount sufficient to cover its obligations under reverse repurchase agreements with broker-dealers (but no collateral is required on reverse repurchase agreements with banks). Under the Investment Company Act of 1940, as amended (the "1940 Act"), reverse repurchase agreements may be considered borrowings by the fund. The use of reverse repurchase agreements by the fund creates leverage which increases the fund's investment risk. As the fund's aggregate commitments under these reverse repurchase agreements increases, the opportunity for leverage similarly increases. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, the fund's earnings or net asset value will increase faster than otherwise would be the case; conversely if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.

ENDOWMENTS

   CURRENCY TRANSACTIONS - The fund has the ability to enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of a currency against the U.S. dollar. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

   Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.


ENDOWMENTS AND BOND PORTFOLIO FOR ENDOWMENTS

CASH AND CASH EQUIVALENTS - These securities include (1) commercial paper (short-term notes issued by corporations or governmental bodies), (2) commercial bank obligations (E.G., certificates of deposit (interest bearing time deposits), and bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) , (3) savings association and savings bank obligations (E.G., certificates of deposit issued by savings banks or savings associations), (4) securities of the U.S. Government, its agencies or instrumentalities that mature, at the time of purchase, or may be redeemed, in one year or less, and (5) corporate bonds and notes that mature, at the time of purchase, or that may be redeemed, in one year or less.

   WARRANTS AND RIGHTS - In addition, the funds may purchase warrants, which are usually issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a proportionate amount of common stock at a specified price. At the time the warrant is issued, the specified price is usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. The funds may also invest in rights to purchase common stocks. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price. Rights generally expire in less than four weeks.

PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the funds' objective and changes in their investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders. Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. The funds' portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. Under normal circumstances, it is anticipated that portfolio turnover for common stocks in the fund's portfolio will not exceed 100% on an annual basis, and that portfolio turnover for other securities will not exceed 100% on an annual basis.

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

The funds have adopted certain fundamental policies and investment restrictions which cannot be changed without shareholder approval. (Approval requires the affirmative vote of 67% or more of the voting securities present at a meeting of shareholders, provided more than 50% of such securities are represented at the meeting, or the vote of more than 50% of the outstanding voting securities, whichever is less.)

ENDOWMENTS

 It is the fundamental policy of the fund:

 1. To invest primarily in common stocks or senior securities with equity provisions of well-known companies which appear to offer prospects for long-term growth of both capital and income. Although common stocks and convertible issues will ordinarily be used for the attainment of the fund's investment objective, preferred stocks and bonds and other fixed income issues may be purchased whenever and to the extent deemed advisable by the fund's investment adviser in consideration of the fund's income objective and for defensive purposes. The fund may also hold cash and cash equivalents (commercial paper and other money market instruments) for cash needs and for defensive purposes.

 2. Not to concentrate its investments in one industry. (The amount invested in an industry will not be 25% or more of the fund's total assets.)

 3. Not to invest in companies for the purpose of exercising control or management.

 4. Not to invest more than 5% of the value of the total assets of the fund in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the fund's total assets and, provided further, that the limitation shall not apply to obligations of the government of the U.S. or of any corporation organized as an instrumentality of the U.S. under a general Act of Congress.

 5. Not to acquire more than 10% of the outstanding voting securities of any one corporation.

 6. Not to borrow more than 5% of the value of its total assets at the time of such borrowing, and to borrow only temporarily for extraordinary or emergency purposes and not for purchase of investment securities, and each such borrowing to be specifically approved by the board of directors of the fund.

 7. Not to mortgage, pledge, hypothecate, or in any manner transfer as security for any indebtedness, any securities owned or held by the fund except to secure borrowings pursuant to policy #6 hereinabove, and in no event to an extent greater than 15% of the gross assets of the fund taken at cost.

 8. Not to underwrite the sale, or participate in any underwriting or selling group in connection with the public distribution, of any security; provided, however, that the fund may invest not more than 10% of its assets in, and subsequently distribute, as permitted by law, securities and other assets for which there is no ready market.

 9. Not to participate on a joint or a joint and several basis in any trading account in securities.

 10. Not to purchase securities on margin, except that the fund may obtain such short-term credits as may be necessary for clearance of purchases or sales of securities.

 11. Not to effect short sales, except for short sales "against the box" (I.E., sales when the fund owns or has the right to acquire at no additional cost securities identical to those sold short).

 12. Not to make loans to any person or firm, provided, however, that the acquisition of a portion of an issue of bonds, debentures, notes and other evidences of indebtedness of any corporation or government shall not be construed to be the making of a loan.

 13. Not to purchase or sell securities from or to officers or directors of the fund, or of the investment adviser.

 14. Not to purchase securities if one or more of the officers or directors of the fund or investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and if together they own beneficially more than 5% of such securities.

 15. Not to invest in real estate, commodities, or commodity contracts. (Investments in real estate investment trusts are not deemed purchases of real estate.)

 16. Not to purchase puts, calls or hedges.

 17. Not to invest more than 5% of the value of the fund's total assets in the securities of companies which (together with predecessors) have a record of less than three years' continuous operation.

 18. Not to invest in securities of other investment companies, except by purchase on the open market at regular brokerage rates or pursuant to a merger or consolidation.

 19. That the shares of the fund may not be owned, held, sold, transferred, assigned, pledged, hypothecated, or otherwise transferred except by or to an organization which has established its tax-exempt status under Section 501(c)(3) of the Internal Revenue Code.

For purposes of policy #8, restricted securities are treated as not readily marketable by the fund, with the exception of those securities that have been determined to be liquid pursuant to procedures adopted by the fund's board of directors.

   Although not fundamental policies, the fund has further agreed that it will not invest more than 5% of the value of the fund's net assets in warrants, valued at the lower of cost or market, with no more than 2% being unlisted on the New York or American Stock Exchanges (warrants acquired by the fund in units or attached to securities may be deemed to be without value); or invest in oil, gas or other mineral leases.

If a percentage restriction on investment is adhered to at the time an investment is made, a later change in percentage resulting from changing values will not be considered a violation of the fund's investment policies or restrictions.

The fund's portfolio turnover rate will depend primarily on market conditions. Short-term trading profits are not the fund's objective and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made.

BOND PORTFOLIO FOR ENDOWMENTS

 It is the fundamental policy of the fund:

 1. To invest primarily in bonds and debentures which appear to offer attractive current yields without undue risk of principal. To attain its investment objective, the fund may invest in domestic and foreign corporate bonds and debentures (a portion of which may have conversion or stock purchase rights), bonds and debentures issued or guaranteed by the U.S. government or its agencies or instrumentalities, and bonds and debentures issued by foreign governments. The fund may also invest in short- and medium-term obligations and hold cash and cash equivalents as dictated by cash needs and market conditions.

 2. Not to concentrate its investments in one industry. (The amount invested in an industry will not be 25% or more of the fund's total assets.)

 3. Not to invest in companies for the purpose of exercising control or management.

 4. Not to invest more than 5% of the value of the total assets of the fund in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the fund's total assets and, provided further, that the limitation shall not apply to obligations of the government of the U.S. or of any corporation organized as an instrumentality of the U.S. under a general Act of Congress.

 5. Not to acquire more than 10% of the outstanding voting securities of any one corporation, and to acquire voting securities only through the exercise of conversion or stock purchase rights attached to convertible debt securities held in the fund's portfolio.

 6. Not to borrow more than 5% of the value of its total assets at the time of such borrowing, and to borrow only temporarily for extraordinary or emergency purposes and not for purchase of investment securities, and each such borrowing to be specifically approved by the board of directors of the fund.

 7. Not to mortgage, pledge, hypothecate, or in any manner transfer as security for any indebtedness, any securities owned or held by the fund except to secure borrowings pursuant to policy #6 hereinabove, and in no event to an extent greater than 15% of the gross assets of the fund taken at cost.

 8. Not to underwrite the sale, or participate in any underwriting or selling group in connection with the public distribution, of any security, nor invest more than 15% of the value of its net assets in securities for which there is no ready market.

 9. Not to participate on a joint or a joint and several basis in any trading account in securities.

 10. Not to purchase securities on margin, except that the fund may obtain such short-term credits as may be necessary for clearance of purchases or sales of securities.

 11. Not to effect short sales, except for short sales "against the box" (I.E., sales when the fund owns or has the right to acquire at no additional cost securities identical to those sold short).

 12. Not to purchase puts, calls, or hedges.

 13. Not to make loans to any person or firm, provided, however, that the acquisition of a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness of any corporation or government shall not be construed to be the making of a loan.

 14. Not to purchase or sell securities from or to officers or directors of the fund, or of the investment adviser.

 15. Not to purchase securities if one or more of the officers or directors of the fund or investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and if together they own beneficially more than 5% of such securities.

 16. Not to invest in real estate, commodities, or commodity contracts. (Investments in real estate investment trusts are not deemed purchases of real estate.)

 17. Not to invest more than 5% of the value of the fund's total assets in the securities of companies which (together with predecessors) have a record of less than three years' continuous operation.

 18. Not to invest in securities of other investment companies, except by purchase on the open market at regular brokerage rates or pursuant to a merger or consolidation.

 19. That the shares of the fund may not be owned, held, sold, transferred, assigned, pledged, hypothecated, or otherwise transferred except by or to an organization which has established its tax-exempt status under Section 501(c)(3) of the Internal Revenue Code.

For purposes of policy #8, restricted securities are treated as not readily marketable by the fund, with the exception of those securities that have been determined to be liquid pursuant to procedures adopted by the fund's board of directors.

   Although not fundamental policies, the fund has further agreed that it will not invest more than 5% of the value of the fund's net assets in warrants, valued at the lower of cost or market, with no more than 2% being unlisted on the New York or American Stock Exchanges (warrants acquired by the fund in units or attached to securities may be deemed to be without value); nor invest in oil, gas or other mineral leases.

If a percentage restriction on investment is adhered to at the time an investment is made, a later change in percentage resulting from changing values will not be considered a violation of the fund's investment policies or restrictions.

Management's appraisal of changing economic conditions and trends may cause a change in emphasis within the portfolio, both among individual securities and among various types of fixed-income securities in order to achieve the objective of the fund. Major changes in economic conditions could necessitate substantial portfolio turnover. Such turnover will normally consist of shifts in grade, types of issuers, and maturity composition of the fund's securities in order to preserve principal and maintain current income.

                       FUND OFFICERS AND DIRECTORS
        (with their principal occupations for the past five years#)

                             Directors
 (and the organization for which they serve as designated representative ++)

 ROBERT B. EGELSTON+, 333 South Hope Street, Los Angeles, CA 90071, Age: 66. Senior Partner, The Capital Group Partners L.P.; former Chairman of the Board, The Capital Group Companies, Inc.; (213) 486-9200.

 FRANK L. ELLSWORTH+++, 333 South Hope Street, Los Angeles, CA 90071, Age: 54. Vice President, Capital Research and Management Company; former President, Independent Colleges of Southern California; (213) 486-9200; Designated
Representative:  Independent Colleges of Southern California.

 STEVEN D. LAVINE, Age: 50, 24700 McBean Parkway, Valencia, CA 91355. President, California Institute of the Arts; (805) 255-1050; Designated
Representative:  California Institute of the Arts.

 PATRICIA A. McBRIDE, Age: 54, 4933 Mangold Circle, Dallas, TX 75229. Chief Financial Officer, Kevin L. McBride, D.D.S., Inc.; (214) 368-0268; Designated
Representative: Madison Foundation.

 JOHN R. METCALF, Age: 81, 2864 Broadway - A, San Francisco, CA 94115. Private investor; former Vice President, Alexander & Alexander, Inc.; (415) 775-2864; Designated Representative: Alpine Winter Foundation.

 CHARLES R. REDMOND, Age: 71, Times Mirror Square, Los Angeles, CA 90053. Chairman, Pfaffinger Foundation; former President and Chief Executive Officer, Times Mirror Foundation; (213) 237-3977; Designated Representative: Loyola Marymount University.

 THOMAS E. TERRY+, 333 South Hope Street, Los Angeles, CA 90071, Age: 59. Consultant; former Vice President and Secretary, Capital Research and Management Company (retired 1994); (213) 486-9410; Designated Representative:
Citizens' Scholarship Foundation of America.

 ROBERT C. ZIEBARTH, Age: 61, P.O. Box 2156, Ketchum, ID 83340. Management Consultant, Ziebarth Company; (208) 725-5035; Designated Representative:
Foundation for Reproductive Research & Education.


                                    OFFICERS

NAME AND ADDRESS                   AGE       POSITION(S) HELD WITH      PRINCIPAL OCCUPATION(S) DURING
                                             REGISTRANT                 PAST 5 YEARS#

Robert G. O'Donnell                53        Senior Vice President      Senior Vice President and
P.O. Box 7650                                                           Director, Capital Research and
San Francisco, CA 94120                                                 Management Company

Abner D. Goldstine                 67        Senior Vice President      Senior Vice President and
11100 Santa Monica Blvd.                                                Director, Capital Research and
Los Angeles, CA 90025                                                   Management Company

Claudia P. Huntington              45        Vice President of          Senior Vice President, Capital
333 South Hope Street                        Endowments                 Research Company
Los Angeles, CA 90071

John H. Smet                       41        Vice President of          Vice President, Capital Research
11100 Santa Monica Blvd.                     Bond Portfolio for         and Management Company
Los Angeles, CA 90025                        Endowments

Patrick F. Quan                    39        Secretary                  Vice President, Fund Business
P.O. Box 7650                                                           Management Group, Capital
San Francisco, CA 94120                                                 Research and Management Company

Lisa G. Hathaway                   35        Assistant Vice             Assistant Vice President, Fund
333 South Hope Street                        President                  Business Management Group,
Los Angeles, CA 90071                                                   Capital Research and Management
                                                                        Company

Louise M. Pescetta                 47        Assistant Vice             Assistant Vice President, Fund
P.O. Box 7650                                President and              Business Management Group,
San Francisco, CA 94120                      Assistant Secretary        Capital Research and Management
                                                                        Company

Mary C. Hall                       39        Treasurer                  Senior Vice President, Fund
135 South State College                                                 Business Management Group,
Blvd.                                                                   Capital Research and Management
Brea, CA 92821                                                          Company

Robert P. Simmer                   36        Assistant Treasurer        Vice President, Fund Business
5300 Robin Hood Road                                                    Management Group, Capital Research and Management Company
Norfolk, VA 23513


_________________

  # Positions within the organizations listed may have changed during this period.

  + An "interested person" within the meaning of the Investment Company Act of 1940 (the 1940 Act) on the basis of his affiliation with Capital Research and Management Company, the funds' investment adviser.

 ++ The Certificate of Incorporation provides that no person shall serve as a director of the funds (except for the Chairman of the Board or the President), unless he or she is a designated representative of at least one charitable institution which is a shareholder of the funds.

All of the officers listed are officers or employees of the investment adviser or affiliated companies. Endowments and Bond Portfolio for Endowments do not pay any salaries or fees to their directors or officers. However, the funds reimburse certain expenses of the directors who are not affiliated with the investment adviser.

The following directors serve or have served on boards of tax-exempt 501(c)(3) organizations and have had experience in dealing with the administrative and financial needs of these institutions: Robert B. Egelston - California Institute of the Arts, Claremont University Center, Los Angeles Festival, The Los Angeles Philharmonic Association, The Music Center of Los Angeles County, The Wharton School of Finance and Commerce, University of Pennsylvania; Frank
L. Ellsworth - Claremont University Center, English Village, Seattle, Foundation for Independent Higher Education, Global Partners, Canada, Graphic Arts Counsel--Los Angeles County Museum of Art, Independent Colleges of Southern California, Inc., The Japanese-American National Museum, Japanese Foundation of International Education, The Los Angeles Dance Center, Pitzer College, Southwestern University School of Law; Steven D. Lavine - American Council on the Arts, KCRW-FM National Public Radio, The Music Center Operating Company, The Music Center of Los Angeles County; Patricia A. McBride - Dallas Museum of Art League, Dallas Symphony Orchestra Association, Dallas Symphony Orchestra League, Girl Scout Council, Inc., McDermott Foundation, St. Mark's School of Texas, Southwest Museum of Science and Technology; John R. Metcalf - Radiology Research and Education Foundation, The Yosemite Fund; Thomas E. Terry
- Citizens' Scholarship Foundation of America, Edgewood High School, Elvehjem Museum of Art, Ketchum YMCA, Madison Opera, Inc., National Football Scholarship Foundation; Charles R. Redmond - AMAN Folk Ensemble, Catholic Charities of the Archdiocese of Los Angeles, Loyola Marymount University, The Music Center of Los Angeles County, Pasadena Playhouse, Pfaffinger Foundation, Times Mirror Foundation; Robert C. Ziebarth - Chicago Maternity Center, Choate School, Foundation for Reproductive Research & Education, Latin School of Chicago, National Association of Independent Schools, Naval Historical Foundation, Northwestern Memorial Hospital.

                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington D.C., London, Geneva, Singapore, Hong Kong and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 1135 South College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel.

An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

The Investment Adviser is responsible for managing more than $100 billion of stocks, bonds and money market instruments and serves over five million investors of all types. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

INVESTMENT ADVISORY AND SERVICE AGREEMENTS - The Investment Advisory and Service Agreements (the Agreements) between the funds and the investment adviser, dated July 28, 1975, may be renewed from year to year, provided that any such renewal has been specifically approved at least annually by (i) the boards of the funds, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the funds, and (ii) the vote of a majority of directors who are not parties to the Agreements or interested persons (as defined in said Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. Renewal of the Agreements was approved by the unanimous vote of the boards of the funds on May 15, 1997 for the period through July 27, 1998. The Agreements also provide that either party has the right to terminate them without penalty, upon 60 days' written notice to the other party, and that the Agreements automatically terminate in the event of their assignment (as defined in said Act).

The investment adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the funds, provides suitable office space, necessary small office equipment and utilities, and provides general purpose accounting forms, supplies, and postage used at the offices of the funds. The funds pay all expenses not specifically assumed by the investment adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to shareholders; taxes; expenses of the issuance and redemption of shares of the funds (including stock certificates, registration and qualification fees and expenses); legal and auditing expenses; expenses paid to directors unaffiliated with the investment adviser; association dues; and costs of stationery and forms prepared exclusively for the funds.

Capital Research and Management Company receives a management fee at the annual rates of 1/2 of 1% of the funds' net assets up to $150,000,000 and 4/10 of 1% of such assets over $150,000,000.

The Agreements provide for an advisory fee reduction to the extent that the funds' annual ordinary operating expenses exceed 1-1/2% of the first $30 million of the average net assets of the funds and 1% of the average net assets in excess thereof. Expenses which are not subject to this limitation are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies are accounted for as capital items and not as expenses.

Effective December 1, 1995, the investment adviser has agreed to voluntarily waive management fees to the extent that each fund's annual operating expenses exceed 0.75% of its average net assets per annum. There can be no assurance that this voluntary fee waiver will continue in the future.

During the years ended July 31, 1997, 1996 and 1995, the investment adviser received from Endowments advisory fees of $_______, $300,818, and $273,381, and from Bond Portfolio for Endowments advisory fees of $_______, $214,202, and $223,573, respectively.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

The funds are tax-exempt organizations under Section 501(c)(2) of the Internal Revenue Code. In addition, each fund intends to operate as a "regulated investment company" under Subchapter M of the Internal Revenue Code. If, in the future, the funds elect to be treated as regulated investment companies, they will be subject to the provisions described below.

To qualify as a "regulated investment company," each fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the gains on sale or other disposition of stock or securities held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities (but such other securities must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

Under Subchapter M, if each fund distributes within specified times at least 90% of the sum of its investment company taxable income (net investment income and the excess of net short-term capital gains over long-term capital losses) and its tax-exempt interest, if any, it will be taxed only on that portion of such investment company taxable income that it retains.

Under the Internal Revenue Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax for the year. The funds intend to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.

                               PURCHASE OF SHARES

The purchase of shares may be paid in cash or in a like value of acceptable securities. Such securities will (i) be acquired for investment and not for resale; (ii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iii) have a value which is readily ascertainable.

PRICE OF SHARES - The price you pay for shares is the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. The New York Stock Exchange is currently closed on weekends and on the following holidays:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. Such net asset value is effective for orders to purchase shares of the funds received by the funds before the close of trading on the New York Stock Exchange; orders received after the close of trading will be entered at the net asset value as computed as of the close of trading on the next business day of the New York Stock Exchange. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the funds, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The net asset value per share is determined as follows:

ENDOWMENTS

Common stocks, and convertible bonds and debentures, traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. Non-convertible bonds and debentures, and other long-term debt securities, normally are valued at prices obtained from a bond pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the board of directors. Cash and receivables are added and liabilities are deducted to arrive at the net asset value. This figure is divided by the number of shares outstanding to give the net asset value per share.

BOND PORTFOLIO FOR ENDOWMENTS

Bond and notes are valued at prices obtained from a bond pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Stocks and convertible bonds and debentures traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the board of directors. Cash and receivables are added and liabilities are deducted to arrive at the net asset value. This figure is divided by the number of shares outstanding to give the net asset value per share.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

There are occasions on which portfolio transactions for the funds may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the funds, they are effected only when the investment adviser believes that to do so is in the interest of the funds. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The funds will not pay a mark-up for research in principal transactions.

BOND PORTFOLIO FOR ENDOWMENTS

The fund is required to disclose information regarding investments in the securities of broker-dealers (or parents of broker-dealers that derive more than 15% of their revenue from broker-dealer activities) which have certain relationships with the fund. During the last fiscal year, ___________ was among the top 10 dealers that acted as principals in portfolio transactions. The fund held debt securities of in the amount of $______ as of the close of its most recent fiscal year.

                                _______________

Brokerage commissions paid on portfolio transactions during the fiscal years ended July 31, 1997, 1996 and 1995, amounted to $______, $52,000, and $38,000 for Endowments There are no brokerage commissions paid on portfolio transactions for Bond Portfolio for Endowments.

                              REDEMPTION OF SHARES

For redemption requests received after the close of trading on the New York Stock Exchange, the redemption price will be the net asset value determined as of the close of trading on the next business day of the New York Stock Exchange. There is no charge to the shareholder for redemption. Payment in cash or in kind is made as soon as reasonably practicable after tender in proper form (as described above), and must, in any event, be made within seven days thereafter. The funds may, however, suspend the right of redemption during any period when: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for other than weekends or holidays; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) any emergency as determined by the Securities and Exchange Commission exists, making disposal of portfolio securities or valuation of net assets of the funds not reasonably practicable.

Although they would not normally do so, the funds have the right to pay the redemption price in whole or in part in portfolio securities as selected by the boards, taken at their value as used in determining net asset value for purposes of computing the redemption price. A shareholder that redeems fund shares, and is given by the fund a proportionate amount of the fund's portfolio securities in lieu of cash, may incur brokerage commissions in the event of a sale of the securities through a broker. However, the funds have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the funds during any 90-day period for any one shareholder.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the funds, including proceeds from the sale of shares of the funds and of securities in the funds' portfolios, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, as Custodian.

INDEPENDENT AUDITORS - Deloitte & Touche LLP, located at 1000 Wilshire Boulevard, Los Angeles, CA 90017, serves as the funds' independent auditors, providing audit services, preparing tax returns and reviewing certain documents of the funds to be filed with the Securities and Exchange Commission. The financial statements included in this statement of additional information from the Annual Report have been so included in reliance on the report of Deloitte & Touche LLP given on the authority of said firm as experts in auditing and accounting.

COUNSEL - Paul, Hastings, Janofsky & Walker LLP, 555 South Flower Street, Los Angeles, CA 90071, has passed upon the legality of the shares offered hereby.

REPORTS TO SHAREHOLDERS - The funds' fiscal year ends on July 31. Shareholders are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information audited by the funds' independent auditors, Deloitte & Touche LLP, whose selection is determined annually by the boards.

The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this statement of additional information.

PERSONAL INVESTING POLICY - Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the funds; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

REMOVAL OF DIRECTORS BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The funds have made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors as though the funds were a common-law trust. Accordingly, the directors of the funds shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

                               INVESTMENT RESULTS

Endowments' yield is ____% and Bond Portfolio for Endowments' yield is ____% based on a 30-day (or one month) period ended July 31, 1997, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

  YIELD = 2[(a-b/cd+1)/6/-1]

Where: a = dividends and interest earned during the period.
  b = expenses accrued for the period (net of reimbursements).
  c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
  d = the maximum offering price per share on the last day of the period. (Endowments and Bond Portfolio for Endowments do not have a sales charge.)

Endowments' average annual total return for the one-, five- and ten-year periods ended on July 31, 1997 was +_____%, +_____% and +_____%, respectively. Bond Portfolio for Endowments' average annual total return for the one-, five- and ten-year periods ended on July 31, 1997 was +____%, +____% and +____%, respectively. The average annual total return (T) is computed by equating the value at the end of the period (ERV) with a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.

The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the boards; and (2) a complete redemption at the end of any period illustrated.

The funds may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset
value and the capital gains paid over the last 12 months.   The distribution
rate may differ from the yield.

The funds may include information on their investment results and/or comparisons of their investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks, The Standard & Poor's 500 Stock Composite Index and the Lipper Growth & Income Fund Index for Endowments and the Lehman Aggregate Bond Index for Bond Portfolio for Endowments) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders.

Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.

The funds may refer to results compiled by organizations such as CDA Investment Technologies, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and Wiesenberger Investment Companies Services and by the U.S. Department of Commerce. Additionally, the funds may, from time to time, refer to results published in various newspapers and periodicals, including Barrons, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

The funds may, from time to time, compare their investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (E.G. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).

The investment results for the funds set forth below were calculated as described in the funds' prospectus. The percentage increases shown in the table below or used in published reports of the funds are obtained by subtracting the index results at the beginning of the period from the index results at the end of the period and dividing the difference by the index results at the beginning of the period.

                       ENDI vs. Various Unmanaged Indices

10-Year                                                             Lipper Growth
8/1 -  7/31             ENDI         DJIA /1/       S&P 500 /2/     and Income /3/


1987 - 1997

1986 - 1996             +204%        +330%          +269%           +220%

1985 - 1995             +238         +391           +306            +255

1984 - 1994             +271         +385           +327            +290

1983 - 1993             +260         +333           +294            +249

1982 - 1992             +411         +528           +478            +381

1981 - 1991             +325         +392           +343            +290

1980 - 1990             +326         +392           +344            +301

1979 - 1989             +379         +409           +416            +387

1978 - 1988             +328         +308           +326            +329

1977 - 1987             +384         +388           +417            +412

1976 - 1986             +329         +208           +271            +301

1975 - 1985             +335         +177           +250            +287

1975# - 1985            +333         +177           +248            +287


                      BENDI vs. Various Unmanaged Indices

                                        Lehman              Lipper Average of
10-Year                                 Brothers            Corporate A-Rated
8/1 -  7/31              BENDI          Aggregate /4/       Debt Funds /5/



1987 - 1997

1986 - 1996              +129%          +126%               +119%

1985 - 1995              +161           +160                +148

1984 - 1994              +191           +193                +178

1983 - 1993              +219           +218                +201

1982 - 1992              +254           +251                +232

1981 - 1991              +253           +269                +233

1980 - 1990              +204           +217                +188

1979 - 1989              +195           +201                +184

1978 - 1988              +178           +178                +164

1977 - 1987              +157           +164                +151

1976 - 1986              +178           +181                +168

1975 - 1985              +157           N/A                 +158

1975# - 1985             +158           N/A                 N/A


________________

#  From July 26, 1975

/1/ The Dow Jones Average of 30 Industrial Stocks is comprised of 30 industrial companies such as General Motors and General Electric.

/2/ The Standard & Poor's 500 Stock Composite Index is comprised of industrial, transportation, public utilities, and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

/3/ The Lipper Growth & Income Fund Index is a non-weighted index of the 30 largest funds within the Lipper Growth & Income investment objective. It is calculated daily with adjustments for income dividends and capital gain distributions as of the ex-dividend dates.

/4/ The Lehman Brothers Aggregate Bond Index covers all sectors of the fixed income market and is a combination of the Lehman Brothers Treasury Bond Index, the Agency Bond Index, the Corporate Bond Index, the Yankee Bond Index and the Mortgage Backed Securities Index. Its inception date is December 31, 1975.

/5/ The Lipper Average of Corporate A-Rated Debt Funds is an average of the cumulative total reinvestment performance of funds that invest at least 65% of assets in corporate debt issues rated "A" or better or government issues.


           SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM

                                                                . . . and had taken
                                                               all dividends and
                                                               capital gain
                                                               distributions
                                                               in shares, your
If you had                                                     investment would
invested $50,000                                               have been worth
in ENDI this many                                              this much at
years ago . . .                                                     7/31/97

|                                                              |

Number
                                       Periods
of Years                                                       Value
                                       8/1  - 7/31



1                                      1996 - 1997

2                                      1995 - 1997             $

3                                      1994 - 1997

4                                      1993 - 1997

5                                      1992 - 1997

6                                      1991 - 1997

7                                      1990 - 1997

8                                      1989 - 1997

9                                      1988 - 1997

10                                     1987 - 1997

11                                     1986 - 1997

12                                     1985 - 1997

13                                     1984 - 1997

14                                     1983 - 1997

15                                     1982 - 1997

16                                     1981 - 1997

17                                     1980 - 1997

18                                     1979 - 1997

19                                     1978 - 1997

20                                     1977 - 1997

21                                     1976 - 1997

22                                     1975#- 1997


#  From July 26, 1975
           SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM

                                                                        . . . and had taken
                                                                       all dividends and
                                                                       capital gain
                                                                       distributions
                                                                       in shares, your
If you had                                                             investment would
invested $50,000                                                       have been worth
in BENDI this many                                                     this much at
years ago . . .                                                             7/31/97
|                                                                      |
Number
                                          Periods
of Years                                                               Value
                                          8/1  - 7/31



1                                         1996 - 1997

2                                         1995 - 1997                  $

3                                         1994 - 1997

4                                         1993 - 1997

5                                         1992 - 1997

6                                         1991 - 1997

7                                         1990 - 1997

8                                         1989 - 1997

9                                         1988 - 1997

10                                        1987 - 1997

11                                        1986 - 1997

12                                        1985 - 1997

13                                        1984 - 1997

14                                        1983 - 1997

15                                        1982 - 1997

16                                        1981 - 1997

17                                        1980 - 1997

18                                        1979 - 1997

19                                        1978 - 1997

20                                        1977 - 1997

21                                        1976 - 1997

22                                        1975#- 1997


#  From July 26, 1975


Illustration of a $50,000 investment in ENDI with dividends reinvested and capital gain distributions taken in shares (for the period July 26, 1975 through July 31, 1996)

             COST OF SHARES                                       VALUE OF SHARES
Year                                       Total                           From               From
Ended      Annual        Dividends         Investment     From Initial     Capital Gains      Dividends       Total
July 31    Dividends     (cumulative)      Cost           Investment       Reinvested         Reinvested      Value




1975#      $0            $0                $50,000        $49,769          $0                 $0              $49,770

1976       2,408         2,408             52,408         60,781           0                  2,695           63,476

1977       2,454         4,862             54,862         62,331           0                  5,259           67,590

1978       2,899         7,761             57,761         65,910           0                  8,615           74,525

1979       3,511         11,272            61,272         69,263           0                  12,868          82,131

1980       4,322         15,594            65,594         77,021           0                  19,256          96,277

1981       6,326         21,920            71,920         79,847           4,739              26,356          110,942

1982       7,869         29,789            79,789         64,678           13,443             28,739          106,860

1983       6,722         36,511            86,511         96,477           20,052             50,197          166,726

1984       7,502         44,013            94,013         83,847           31,536             50,774          166,157

1985       9,036         53,049            103,049        95,601           53,303             67,832          216,736

1986       10,623        63,672            113,672        104,971          81,000             86,184          272,155

1987       12,851        76,523            126,523        104,222          123,158            99,505          326,885

1988       15,733        92,256            142,256        88,382           130,787            100,178         319,347

1989       17,918        110,174           160,174        96,368           167,745            129,388         393,501

1990       22,799        132,973           182,973        89,440           178,016            142,283         409,739

1991       21,836        154,809           204,809        94,623           202,831            173,872         471,326

1992       20,318        175,127           225,127        96,580           249,826            199,127         545,533

1993       21,415        196,542           246,542        97,479           279,694            223,176         600,349

1994       22,417        218,959           268,959        90,868           296,050            230,062         616,980

1995       22,961        241,920           291,920        95,522           369,066            266,973         731,561

1996       25,984        267,904           317,904        98,431           428,636            301,171         828,238

1997


# From July 26, 1975

The dollar amount of capital gain distributions during the period was $_______.


Illustration of a $50,000 investment in BENDI with dividends reinvested and capital gain distributions taken in shares (for the period July 26, 1975 through July 31, 1996)

             COST OF SHARES                                     VALUE OF SHARES
Year                                       Total                          From               From
Ended      Annual         Dividends        Investment     From Initial    Capital Gains      Dividends        Total
July 31    Dividends      (cumulative)     Cost           Investment      Reinvested         Reinvested       Value



1975#      $ 0            $0               $50,000        $50,065         $0                 $0               $50,064

1976       3,466          3,466            53,466         52,455          0                  3,668            56,123

1977       4,395          7,861            57,861         54,854          0                  8,315            63,169

1978       4,798          12,659           62,659         51,161          0                  12,472           63,633

1979       5,595          18,254           68,254         50,165          0                  17,913           68,078

1980       7,331          25,585           75,585         46,568          0                  24,036           70,604

1981       7,990          33,575           83,575         39,235          0                  28,137           67,372

1982       9,678          43,253           93,253         40,739          0                  39,032           79,771

1983       10,518         53,771           103,771        45,384          0                  53,497           98,881

1984       11,193         64,964           114,964        43,796          0                  62,950           106,746

1985       12,231         77,195           127,195        47,570          0                  81,205           128,775

1986       13,557         90,752           140,752        52,296          0                  103,480          155,776

1987       13,829         104,581          154,581        50,040          0                  112,609          162,649

1988       13,553         118,134          168,134        48,557          5,210              122,900          176,667

1989       15,800         133,934          183,934        50,630          5,433              144,778          200,841

1990       17,213         151,147          201,147        49,693          5,332              159,584          214,609

1991       19,146         170,293          220,293        50,432          5,411              181,896          237,739

1992       20,570         190,863          240,863        55,202          5,923              221,039          282,164

1993       22,376         213,239          263,239        55,827          12,805             246,660          315,292

1994       22,971         236,210          286,210        47,876          29,925             232,942          310,743

1995       23,564         259,774          309,774        47,762          31,232             256,528          335,522

1996       25,003         284,777          334,777        47,223          30,879             278,391          356,493

1997


# From July 26, 1975

The dollar amount of capital gain distributions during the period was $______.


EXPERIENCE OF INVESTMENT ADVISER - Capital Research and Management Company manages nine common stock funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1966 (121 in all), those funds have had better total returns than the Standard & Poor's 500 Composite Stock Index in 94 of the 121 periods.

Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

                               OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

   Financial Statements - To Be Provided by Amendment
    Financial Highlights
    Investment Portfolio
    Statement of Assets and Liabilities
    Statement of Operations
    Statement of Changes in Net Assets
    Notes to Financial Statements
    Selected Per-Share Data and Ratios
    Independent Auditors' Report

 (b) Exhibits.
  1. Copy of Certificate of Incorporation
  2. Copy of By-Laws
  3. None
  4. Copy of specimen share certificate
  5. Copy of Investment Advisory and Service Agreement
  6. None
  7. None
  8. Copy of form of Global Custody Agreement
  9. Copy of Shareholder Services Agreement
  10. Not applicable to this filing
  11. To be provided by amendment
  12. None
  13. None
  14. None
  15. None
  16. On file (see SEC file nos. 811-1884 and 2-34371)
  17. Financial Data Schedule (EDGAR)

Item 25. Persons Controlled by or under Common Control with Registrant.

  None.

Item 26. Number of Holders of Securities.

                 As of June 30, 1997

 Title of Class          Number of Record-Holders
Common Stock             61
($1.00 Par Value)

Item 27. Indemnification.

  Registrant is a joint-insured under Investment Adviser/Mutual Fund Errors and Omissions Policies written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company, and ICI Mutual Insurance Company which insures its officers and directors against certain liabilities.

  The following are certain provisions of the Delaware Corporation Law applicable to the Registrant:

Subsection (a) of Section 145 of the Delaware Corporation Law empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

Subsection (b) of Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that a court of equity or the court in which such action or suit was brought shall determine that despite the adjudication of liability such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

Section 145 further provides that to the extent a director or officer of a corporation has been successful on the merits or otherwise in the defense of any action, suit or proceeding referred to in subsections (a) and (b) or in the defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith; that indemnification provided for by Section 145 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; that the scope of indemnification extends to directors, officers, employees or agents of a constituent corporation absorbed in a consolidation or merger and persons serving in that capacity at the request of the constituent corporation for another; and empowers the corporation to purchase and maintain insurance on behalf of a director or officer of the corporation against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such whether or not the corporation would have the power to indemnify him against such liabilities under Section 145.

  The By-Laws of the Corporation state:

Section 11.01. The corporation shall indemnify its directors and officers and may indemnify its employees and agents to the full extent permitted by the law of the State of Delaware; provided, however, that the corporation shall not indemnify any of its directors or officers against any liability to the corporation or to its stockholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office as described in Section 17(h) of the Investment Company Act of 1940 ("disabling conduct"). The corporation shall indemnify any of its directors or officers against any liability to the corporation or to its stockholders if:

 (1) a court or other body before whom a proceeding relating to liability was brought renders a final decision on the merits finding such director or officer not liable by reason of disabling conduct or

 (2) in the absence of such a decision either:

  (a) a majority of a quorum of directors, who are neither interested persons of the corporation as defined in Section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding, or

  (b) independent legal counsel in a written opinion makes a reasonable determination, based on a review of the facts, that such director or officer is not liable by reason of disabling conduct.

 The corporation may advance funds to cover expenses, including attorneys' fees, incurred by any director or officer in connection with the defense of any such proceeding, provided that such director or officer undertakes to repay any advance, unless a determination is made pursuant to the foregoing procedures set forth herein that such indemnification is proper. As a condition to such an advance (i) the director or officer shall provide security for his undertaking; (ii) the corporation shall be insured against losses arising by reason of any lawful advance; or (iii) a majority of a quorum of the directors, who are neither "interested persons" of the corporation as defined in Section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding, or independent legal counsel in a written opinion, shall determine, based on review of readily available facts, that there is reason to believe that such director or officer will be found entitled to indemnification.

Item 28. Business and Other Connections of Investment Adviser.

  None.

Item 29. Principal Underwriters.

  (a)  Not Applicable.
  (b)  Not Applicable.
  (c)  Not Applicable.

Item 30. Location of Accounts and Records.

  Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940 are maintained and held in the offices of its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071, and/or 135 South State College Boulevard, Brea, California 92821, and/or the offices of the Registrant, One Market, Steuart Tower (Suite 1800), San Francisco, California 94105.

  Registrant's records covering shareholder accounts are maintained and kept by the fund's transfer agent, American Funds Service Company, 135 South State College Boulevard, Brea, California 92821, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, 8000 IH-10, Suite 1400, San Antonio, Texas 78230 and 5300 Robin Hood Road, Norfolk, VA 23513.

  Registrant's records covering portfolio transactions are also maintained and kept by the fund's custodian, The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, New York 10081.

Item 31. Management Services.

  None.

Item 32. Undertakings.

  As reflected in the prospectus, the fund undertakes to provide each person to whom a prospectus is delivered with a copy of the fund's latest annual report to shareholders, upon request and without charge.

                            SIGNATURE OF REGISTRANT

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and County of San Francisco, and State of California on the 31st day of July, 1997.

      ENDOWMENTS, INC.
      By  /s/ Patrick F. Quan
          Patrick F. Quan, Secretary

ATTEST:
Louise M. Pescetta


 Pursuant to the requirements of the Securities Act of 1933, this amendment to its registration statement has been signed below on July 31, 1997 by the following persons in the capacities indicated.

         Signature                                                 Title

(1)      Principal Executive Officer:

         /s/ Frank L. Ellsworth                                    President
         (Frank L. Ellsworth)

(2 )     Principal Financial Officer and
         Principal Accounting Officer:

         /s/ Mary C. Hall                                          Treasurer
         (Mary C. Hall)

(3)      Directors:


         Robert E. Egelston                                        Chairman
         Steven D. Lavine*                                         Director
         Patricia A. McBride*                                      Director
         John R. Metcalf*                                          Director
         Charles R. Redmond*                                       Director

         /s/ Thomas E. Terry
         (Thomas E. Terry)                                         Director

         Robert C. Ziebarth*                                       Director

*By      /s/ Patrick F. Quan
 Patrick F. Quan, Attorney-in-Fact